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                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                                      NOTE


                                                Plymouth Meeting, Pennsylvania

                                                Effective as of: June 19, 1998
$30,000,000.00

                 FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned ("BORROWERS"), hereby promise to pay to the order of MELLON BANK, N.A. ("BANK"), ON DEMAND after and so long as an Event of Default shall have occurred and be continuing or after expiration of the Contract Period, the principal sum of Thirty Million Dollars ($30,000,000.00), or such greater or lesser principal amount as may be outstanding from time to time under the line of credit established by Bank for the benefit of Borrowers pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated June 19, 1998 between Obligors and Bank, as the same may be amended, supplemented, restated from time to time (the "LOAN AGREEMENT"), together with interest thereon, upon the following terms:

                 1. LINE NOTE. This Note is the "Line Note" as defined in the Loan Agreement and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Loan Agreement. This Note is entitled to all the rights and remedies provided in the Loan Agreement and the Loan Documents and is secured by all collateral as described therein. Borrowers agree to make all payments of the balance of this Note as required under the Loan Agreement.

                 2. INTEREST RATE. Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof in accordance with the provisions of SECTION 3.1 of the Loan Agreement.

                 3. DEFAULT INTEREST. Interest will accrue on the outstanding principal amount hereof following the occurrence of an Event of Default or the expiration of the Contract Period until paid the applicable default rate set forth in SECTION 3.2 of the Loan Agreement (the "DEFAULT RATE").

                 4. POST JUDGMENT INTEREST. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

                 5. INTEREST PAYMENTS. Interest which accrues on the outstanding principal balance hereof at the applicable rate set forth above shall be due and payable monthly, on the first day of each calendar month, commencing on the first day of the first calendar month following the date hereof.

                 6. PLACE OF PAYMENT. Principal and interest hereunder shall be payable as provided in the Loan Agreement, or at such other place as Bank, from time to time, may designate in writing.
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                 7.       DEFAULT; REMEDIES.  Upon the occurrence of an Event
of Default and so long as same shall be continuing as provided above, Bank, at its option and without notice to Borrowers, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrowers hereunder or under the Loan Documents, together with interest accrued thereon at the applicable rate specified above. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Bank in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

                 8. WAIVERS. BORROWERS, OBLIGORS AND ALL ENDORSERS, JOINTLY AND SEVERALLY, WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF NONPAYMENT OR DISHONOR, PROTEST AND NOTICE OF PROTEST OF THIS NOTE, AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE, EXCEPT FOR SUCH NOTICES, IF ANY, AS ARE EXPRESSLY REQUIRED TO BE DELIVERED BY BANK TO BORROWERS UNDER THE LOAN AGREEMENT.

                 9. MISCELLANEOUS. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrowers and upon each Borrower's successors and assigns and shall benefit Bank and its successors and assigns. The prompt and faithful performance of all of each Borrower's obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

                 10. JOINT AND SEVERAL LIABILITY. If there is more than one Borrower executing this Note, all agreements, conditions, covenants and provisions of this Note shall be the joint and several obligation of each Borrower.

                 11. NO NOVATION. This Note shall amend, restate and increase, but not repay or satisfy, the obligations of the Borrowers under a certain Amended and Restated Note dated April 11, 1997 in the original principal amount of Twelve Million Dollars ($12,000,000.00) (the "PRIOR NOTE"). Nothing contained herein shall be deemed to constitute a novation or satisfaction of the Prior Note, but the terms and conditions of this Note shall supersede and replace in its entirety the terms of the Prior Note.





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                 IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have duly executed this Note the day and year first above written.

                                   FWA DRILLING COMPANY, INC.

                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President
(CORPORATE SEAL)


                                   INTERNATIONAL PETROLEUM
                                   SERVICE COMPANY


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President

(CORPORATE SEAL)

                                   TRIAD DRILLING COMPANY


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President
(CORPORATE SEAL)


                                   UNIVERSAL WELL SERVICES, INC.


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                   USC, INCORPORATED


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President
(CORPORATE SEAL)


(CORPORATE SEAL)
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                                   PANTHER DRILLING, INC.
                                   FORMERLY KNOWN AS
                                   VIERSEN & COCHRAN DRILLING COMPANY


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President

(CORPORATE SEAL)
                                   J.S.M. & ASSOCIATES, INC.


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President

(CORPORATE SEAL)
                                   PETERSON DRILLING COMPANY


                                   By: /s/ P. Blake Dupuis
                                      ---------------------------------------
                                           P. Blake Dupuis, Vice President